EXHIBIT 4.1

                        TEXT OF COMMON STOCK CERTIFICATE
                       FOR PEPPERMILL CAPITAL CORPORATION

------                                                                    ------
NUMBER                                                                    SHARES
------                                                                    ------

                            VARNER TECHNOLOGIES, INC.

--------------                    ------------               -----------------
SYMBOL: ______                    COMMON STOCK               CUSIP ___________
--------------                    ------------               -----------------

THIS CERTIFIES THAT:



is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF ___________________________ VARNER TECHNOLOGIES, INC. __________________________
___________________________                           __________________________
___________________________                           __________________________
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


-----------
DATED
-----------

                                     [SEAL]

                           VARNER TECHNOLOGIES, INC.

                                   CORPORATE

                                      SEAL
                                      2000
                                     NEVADA


/s/
-------------------------
                SECRETARY

                             COUNTERSIGNED:
                                           Florida Atlantic Stock Transfer, Inc.
                                           7130 Nob Hill Road, Tamarac, FL 33321

                             BY:

                                  Authorized Signature


                            /s/ Clayton Varner
                            -----------------------------------------
                                                            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                 UNIF GIFT MIN ACT -  Custodian
TEN ENT -  as tenants by the entireties                            (Cust)(Minor)
JT TEN  -  as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants
           in common                                               Act__________
                                                                         (State)

     Additional abbreviations may also be used though not in the above list

        FOR VALUE RECEIVED _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 INDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                                          ______________________________________
                                          NOTICE:    THE   SIGNATURE   TO   THIS
                                          ASSIGNMENT  MUST  CORRESPOND  WITH THE
                                          NAME AS  WRITTEN  UPON THE FACE OF THE
                                          CERTIFICATE   IN   EVERY   PARTICULAR,
                                          WITHOUT  ALTERATION OR  ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
________________________________________________________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERICAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.